 Paradigm Funds

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS

(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY               12207-1002

(Address of principal executive offices)        (Zip code)

Robert A. Benton

Nine Elk Street, Albany, NY 12207-1002

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Paradigm Funds

Paradigm Value Fund

Paradigm Opportunity Fund

Paradigm Select Fund

For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT

December 31, 2006

Table of Contents

Paradigm Value Fund

Letter to Shareholders

          2

Sector Allocation

                      3

Performance Information

                      4

Paradigm Select Fund

Letter to Shareholders

           5

Sector Allocation

                       6

Performance Information

                       7

Paradigm Opportunity Fund

Letter to Shareholders

            8

Sector Allocation

                        9

Performance Information

                      10

Paradigm Funds

Schedule of Investments

                      11

Statement of Assets and Liabilities

                      19

Statement of Operations

                      19

Statement of Changes in Net Assets

                      20

Financial Highlights                                                                                          22

NOTES TO FINANCIAL STATEMENTS

                      25

OTHER INFORMATION

                                  29

DISCLOSURE OF EXPENSES

                      30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          31

2006 Annual Report  1

Paradigm Value Fund

Letter to Shareholders

2006 turned out to be a good year for the equity markets, though there was considerable volatility along the way. After a very strong start through April, the markets weakened significantly as concern over continuing interest rate increases and a weakening housing sector dominated the good news of moderating energy costs. However, when the Federal Reserve stopped raising short-term rates at their August meeting and it seemed less likely that they would push the economy into a recession, equities responded with a strong upward move that lasted through year-end. For the record, once again it was the small caps that led the way, returning 23.48% as measured by the Russell 2000 Value Index compared to a 15.79% gain for the S&P 500.

The Paradigm Value Fund also had a very good year, generating a 19.19% return, though underperforming the Russell 2000 Value Index (the fund's benchmark) by 4.29%. We continued our strategy of focusing on well run conservatively managed small cap companies while taking advantage of opportunities to add value with differential sector weightings relative to the benchmark. Regardless of our sector exposure, however, we rigorously searched for firms with good return on capital, strong balance sheets, improving operating performance and a general lack of investor interest.

In 2006, the fund's two best performing sectors were Other Energy and the Other category, where our selections generated returns of 59.30% and 52.57%, respectively. The fund also generated positive contributions from the Producer Durables and Materials and Processing sectors, where we held overweight positions relative to the Russell benchmark. The most significant factor contributing to the fund’s underperformance was stock selection in the Technology and Health Care sectors. Some of our top gainers included Foster Wheeler, a repeat top performer from 2005 that continued to see strong demand for their engineering and construction services from the petroleum, petrochemical and liquefied natural gas industries. Another holding, Frontier Oil Corp., experienced strong operating profit growth from their ability to refine heavier and cheaper grades of crude oil, maximizing refinery margins.

The previous comments are of course backward looking, but more importantly, what we see for 2007 is a year of slower economic growth as the lagging impact of the 2006 interest rate increases continues to take effect. We do not believe that a recession is on the horizon and also do not expect the Federal Reserve to ease interest rates during the year. We feel that our stock selection process is well suited to a slower growth economic environment, but also realize that in the year ahead our small capitalization universe may be challenged by any defensive rotation of funds into large cap equities.  Nonetheless, the team at Paradigm does not intend to change their methods or goals and continues to strive to add value over the long-term with superior stock selection.

2006 Annual Report  2

We continue to focus our analysis on the strength of the company's business franchise, the ability of the management team, the near term prospects for improving returns and relative valuation, while maintaining an emphasis on overall financial strength. We believe we have successfully used this formula over the years and believe it will continue to generate returns for our investors in the long-term.

All of us at Paradigm appreciate your trust and confidence and look forward to continuing to reward it in the future.

Sincerely,

John B. Walthausen, CFA

PARADIGM VALUE FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

2006 Annual Report  3

Paradigm Value Fund

PERFORMANCE INFORMATION

(Unaudited)

Average  Annual Rate of Return (%) for The Periods Ended December 31, 2006

(Fund Inception January 1, 2003)

December 31, 2006 NAV $48.55

Since

     1 Year(A)

      3 Year(A)

          Inception (A)

Paradigm Value Fund

     19.19%

      23.46%

            31.90%

S&P 600 Index(B)

     15.11%

      15.01%

            20.54%

Russell 2000 Value Index(C)

     23.48%

      16.48%

            23.32%

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) The S&P 600 index is a small capitalization benchmark index made up of 600 domestic stocks chosen for market size, liquidity and industry group representation whose composition is different from the Fund.

(C) The Russell 2000® Value Index is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks whose composition is different from the Fund.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2006 Annual Report  4

Paradigm Select Fund

Letter to Shareholders

2006 turned out to be a good year for the equity markets, though there was considerable volatility along the way. After a very strong start through April, the markets weakened significantly as concern over continuing interest rate increases and a weakening housing sector dominated the good news of moderating energy costs. However, when the Federal Reserve stopped raising short-term rates at their August meeting and it seemed less likely that they would push the economy into a recession, equities responded with a strong upward move that lasted through year-end. For the record, once again it was the small caps that led the way, returning 18.37% as measured by the Russell 2000 index compared to a 15.79% gain for the S&P 500.

The Paradigm Select Fund also had a very good year, generating a 21.67% return, 3.30% better than the Russell 2000 Index, which is this fund's benchmark. We continued our strategy of focusing on well run conservatively managed small to mid-cap companies while taking advantage of opportunities to add value with differential sector weightings compared to the benchmark. Regardless of our sector exposure, however, we rigorously search for firms with good return on capital, strong balance sheets, improving operating performance and a general lack of investor interest.

In 2006, the fund outperformed the Russell 2000 Index in seven of the twelve sectors, with Consumer Discretionary and Auto & Transportation being the fund's two best performing sectors. Our selections in Healthcare and Producer Durables also generated strong index beating performance, while Consumer Staples and Materials and Processing were our weakest areas and underperformed relative to the index. Some of our top gainers included Continental Airlines, where we were able to identify declining fuel costs and increasing load factors and add this company to the portfolio at a very reasonable valuation. Another holding, MEMC Electronic Materials, benefited from fixed manufacturing capacity for silicon wafers and polysilicon while demand surged from the electronics and solar power industries, driving a 59.13% return for this stock.

The previous comments are of course backward looking, but more importantly, what we see for 2007 is a year of slower economic growth as the lagging impact of the 2006 interest rate increases continues to take effect. We do not believe that a recession is on the horizon and also do not expect the Federal Reserve to ease interest rates during the year. We feel that our stock selection process is well suited to a slower economic growth environment, but also realize that in the year ahead our small/mid capitalization universe may be challenged by any defensive rotation of funds into large cap equities.  Nonetheless, the team at Paradigm does not intend to change their methods or goals and continues to strive to add value over the long-term with superior stock selection.

2006 Annual Report  5

We continue to focus our analysis on the strength of the company's business franchise, the ability of the management team, the near term prospects for improving returns and relative valuation, while maintaining an emphasis on overall financial strength. We have successfully used this formula over the years and believe it will continue to generate returns for our investors in the long-term.

All of us at Paradigm appreciate your trust and confidence and look forward to continuing to reward it in the future.

Sincerely,

John B. Walthausen, CFA

PARADIGM SELECT FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

2006 Annual Report  6

Paradigm Select Fund

PERFORMANCE INFORMATION

(Unaudited)

Average  Annual Rate of Return (%) for The Periods Ended December 31, 2006

(Fund Inception January 1, 2005)

December 31, 2006 NAV $26.48

                                                                                        Since

          1 Year(A)

            Inception(A)

Paradigm Select Fund

                       21.67%

              16.77%

Russell 2000 Index(B)                            18.37%

  11.25%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2006 Annual Report  7

Paradigm Opportunity Fund

Letter to Shareholders

The Paradigm Opportunity Fund (the "Fund") generated a return of 11.39% for 2006 compared to 18.37% for its small cap benchmark, the Russell 2000 Index.  Since its inception two years ago, the Fund has generated an annualized return of 9.51% compared to 11.25% for the Russell 2000 Index.

The United States equity markets performed strongly in 2006 but with a high degree of volatility.  The Russell 2000 Index of small cap stocks outperformed the S&P 500 by 2.58% marking seven out of eight years of outperformance with only last year's modest 0.34% relative gain in the large cap camp.  Small cap value trumped growth for the sixth time in seven years with the Russell 2000 Value Index outperforming its Growth counterpart by 10.13%.

The Russell 2000 Index of small cap stocks surged to an all-time high in early May then retreated to negative territory by late July.  The early year gains were driven by better than expected economic and corporate profit growth.  The market sell-off was primarily due to investor concerns related to inflationary pressures, higher energy prices, a correction in the housing market, and slowing economic and corporate profit growth.  The investment community was fixated on macroeconomic predictions with company fundamentals taking a backseat.  After bottoming in late July, the markets rallied strongly through the balance of the year driven primarily by an end to the Fed's two plus year tightening cycle, investor optimism that a soft economic landing was in store, and increased M&A activity.

The Fund also experienced a tale of two performances in 2006.  For the first half of the year, the Fund declined 2.72% compared to an 8.21% advance in the Russell 2000 Index.  For the second half of 2006, the Fund generated a return of 14.50% compared to 9.38% for the Russell 2000 Index.  Highlights for the year were strong stock selection in the Technology and Health Care sectors, which accounted for an approximate average of 50% of the Fund's assets in 2006.  The top 5 individual contributors to returns were MRO Software, Sciele Pharmaceuticals, Parametric Technology, MCG Capital, and Comtech Telecommunications.  MRO Software was acquired.

Strength in the Technology and Health Care sectors was overshadowed by a higher than average cash balance early in the year that limited the Fund's participation in the January rally.  In addition, the Fund's under weight allocation to Producer Durables, Materials & Processing, and Utilities and stock selection in the Consumer Discretionary and Other Energy sectors hurt performance.

2006 Annual Report  8

Consensus forecasts call for a soft economic landing, stable to improving near record profit margins, and continued, albeit decelerating, corporate profit growth in 2007.  If this plays out, multiple expansion is required to drive above average market returns.  Four straight positive years capped off by a strong fourth quarter with the Russell 2000 and Dow achieving all-time highs leaves no room for negative economic shocks or a decline in corporate profits.

The Fund remains committed to identifying under valued and under followed securities with attractive growth characteristics and catalysts that will result in capital appreciation.  We will continue to focus on stock selection and feel there remains opportunities within the Health Care and Technology sectors.

Sincerely,

Jason Ronovech, CFA

PARADIGM OPPORTUNITY FUND

Sector Allocation (Unaudited)

(As a Percentage of Common Stock Held)

2006 Annual Report  9

Paradigm Opportunity Fund

PERFORMANCE INFORMATION

(Unaudited)

Average  Annual Rate of Return (%) for The Periods Ended December 31, 2006

(Fund Inception January 1, 2005)

December 31, 2006 NAV $23.21

  Since

                      1 Year(A)

                      Inception(A)

Paradigm Opportunity Fund

          11.39%

                9.51%

Russell 2000 Value Index(B)

          23.48%

              13.71%

Russell 2000 Index(C)

                                  18.37%

              11.25%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B)The Russell 2000® Value Index is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks whose composition is different from the Fund.

(C)The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2006 Annual Report  10

Paradigm Value Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Agricultural Chemicals
4,000	LESCO Inc. *	$ 34,600	0.06%

Air Transportation, Scheduled
53,000	Frontier Airlines Holdings, Inc. *	392,200	0.69%

Aircraft Engines & Engine Parts
6,900	Sequa Corp. Class A *	793,914	1.40%

Ball & Roller Bearings
63,600	NN Inc.	790,548	1.39%

Canned, Frozen & Preserved Fruit, Veg & Food Specialties
28,500	Corn Products International Inc.	984,390	1.73%

Chemical & Allied Products
29,500	Arch Chemicals Inc.	982,645
15,300	Innospec Inc.	712,215
		1,694,860	2.99%

Commercial Printing
21,800	Cadmus Communications Corp.	532,356	0.94%

Communications Services
55,700	LodgeNet Entertainment Corp. *	1,394,171	2.46%

Computer Communications Equipment
26,600	Black Box Corp.	1,116,934	1.97%

Construction - Special Trade Contractors
6,800	Layne Christensen Co. *	223,244	0.39%

Construction Machinery & Equip
66,700	A.S.V. Inc. *	1,085,209	1.91%

Crude Petroleum & Natural Gas
20,000	Evolution Petroleum Corp. *	60,000
46,300	Harvest Natural Resources Inc. *	492,169
11,500	Whiting Petroleum Corp. *	535,900
		1,088,069	1.92%

Cutlery, Handtools & General Hardware
31,500	Simpson Manufacturing Co., Inc.	996,975	1.76%

Deep Sea Foreign Transportation of Freight
8,900	Seacor Holdings Inc. *	882,346	1.55%

Electric Services
4,900	Cleco Corp.	123,627	0.22%

Electrical Industrial Apparatus
30,500	Woodward Governor Co.	1,211,155	2.13%

Electromedical & Electrotherapeutic Apparatus
67,500	Cholestech Corp. *	1,244,025	2.19%

Electronic Components & Accessories
49,000	AVX Corp.	724,710	1.28%

Electronic Components, NEC
90,350	Spectrum Control Inc. *	872,781	1.54%

Fire, Marine & Casualty Insurance
25,700	Alfa Corp.	483,417	0.85%

Food and Kindred Products
41,300	Flowers Foods Inc.	1,114,687	1.96%

Games, Toys & Children's Vehicles (No Dolls & Bicycles)
34,000	JAKKS Pacific Inc. *	742,560	1.31%

Glass Products
54,000	Apogee Enterprises Inc.	1,042,740	1.84%

Greeting Cards
28,935	CSS Industries Inc.	1,023,431	1.80%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  11

Paradigm Value Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Heavy Construction Other Than Bldg Const - Contractors
16,900	Foster Wheeler Ltd. *	$ 931,866	1.64%

Household Furniture
54,600	Tempur Pedic International Inc. *	1,117,116	1.97%

Industrial Instruments For Measurement, Display and Control
11,000	K-Tron International Inc. *	821,370	1.45%

Industrial Trucks, Tractors, Trailers & Stackers
11,400	Cascade Corp.	603,060	1.06%

Insurance Carriers
23,000	Pre-Paid Legal Services Inc.	899,990	1.59%

Life Insurance
2,400	National Western Life Insurance Co. *	552,336	0.97%

Magnetic & Optical Recording Media
17,300	Imation Corp.	803,239	1.42%

Mining & Quarrying of Nonmetallic Minerals (No Fuels)
70,800	USEC Inc. *	900,576	1.59%

Miscellaneous Chemical Products
31,400	WD-40 Co.	1,094,918	1.93%

Miscellaneous Electrical Machinery, Equipment & Supplies
15,900	United Industrial Corp. +	806,925	1.42%

Miscellaneous Industrial & Commercial Machinery & Equipment
32,200	Curtiss-Wright Corp.	1,193,976	2.10%

Motor Vehicle Parts & Accessories
42,800	Superior Industries International Inc.	824,756
25,300	Drew Industries Inc. *	658,053
		1,482,809	2.61%

Office Furniture
17,000	MITY Enterprises Inc. *	304,300	0.54%

Petroleum Refining
6,000	Suncor Energy Inc.	473,460	0.83%

Pharmaceutical Preparations
47,000	Alpharma Inc.	1,132,700	2.00%

Plastic Materials, Synth Resins & Non-vulcan Elastomers
19,300	Rogers Corp. *	1,141,595	2.01%

Public Building & Related Furniture
39,759	Virco Manufacturing Corp. *	310,120	0.55%

Railroads, Line-Haul Operating
27,900	Kansas City Southern * +	808,542	1.42%

Real Estate Dealers (For Their Own Account)
2,900	Texas Pacific Land Trust	629,300	1.11%

Refrigeration & Service Industry Machinery
35,700	Standex International Corp.	1,075,641	1.90%

Semiconductors & Related Devices
112,000	Leadis Technology Inc. *	525,280
127,000	White Electronic Designs Corp. *	690,880
		1,216,160	2.14%

Services - Automotive Repair, Service & Parking
17,800	Monro Muffler Brake Inc.	624,780	1.10%

Services - Business Services
51,400	CBIZ Inc. *	358,258	0.63%

Services - Computer Integrated Systems Design
42,500	Imergent Inc. *	1,217,200	2.15%

*Non-Income Producing Securities.

+Portion of securities are pledged as collateral on short positions.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  12

Paradigm Value Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Services - Educational Services
68,800	Nobel Learning Communities Inc. *	$ 787,760	1.39%

Services - Equipment Rental & Leasing
34,600	Rent-A-Center Inc. *	1,021,046
51,000	Interpool Inc.	1,191,360
		2,212,406	3.90%

Services - Hospitals
31,800	Rehabcare Group Inc. *	472,230	0.83%

Services - Personal Services
25,000	CPI Corp.	1,162,250	2.05%

Sporting & Athletic Goods
62,600	Escalade Inc.	671,698	1.18%

Surgical & Medical Instruments & Apparatus
33,100	Cantel Medical Corp. *	535,889	0.94%

Telephone Communications
28,500	D&E Communications Inc.	360,525
113,100	iBasis Inc. *	961,350
		1,321,875	2.33%

Trucking (No Local)
26,000	Arkansas Best Corp.	936,000	1.65%

Water, Sewer, Pipeline, Comm & Power Line Construction
13,250	Preformed Line Products Co.	467,062	0.82%

Wholesale - Machinery, Equipment & Supplies
44,900	Kaman Corp.	1,005,311	1.77%

Wholesale - Medical, Dental & Hospital Equipment & Supplies
36,500	Owens & Minor Inc.	1,141,355	2.04%

Wood Household Furniture
24,000	Ethan Allen Interiors Inc.	866,640	1.55%

Total for Common Stock (Cost $42,901,889)		$ 52,673,662	92.83%

Cash Equivalents
3,792,507	SEI Daily Income Treasury Government CL B 4.82% **	3,792,507	6.68%
	(Cost $3,792,507)

Total Investment Securities		56,466,169	99.51%
	(Cost $46,694,396)

Other Assets In Excess of Liabilities		276,749	0.49%

Net Assets		$ 56,742,918	100.00%

Securities Sold Short
Common Stock
15,000	American Vanguard Corp.	$ 238,500
10,000	Lincare Holdings Inc.	398,400
15,000	Titan International Inc.	302,250
	Total Securities Sold Short (Proceeds - $912,409)	$ 939,150	1.66%

*Non-Income Producing Securities.

**Variable Rate Security; the rate shown was the rate at

December 31, 2006.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  13

Paradigm Select Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Blankbooks, Looseleaf Binders & Bookbinding & Related Work
2,600	John H. Harland Company	$ 130,520	1.96%

Books: Publishing or Publishing & Printing
3,000	Scholastic Corp. *	107,520	1.61%

Canned, Frozen & Preserved Fruit, Veg & Food Specialties
2,600	Lancaster Colony Corp.	115,206	1.73%

Cement, Hydraulic
2,800	Eagle Materials Inc.	121,044	1.81%

Communications Equipment
500	Checkpoint Systems Inc. *	10,100	0.15%

Crude Petroleum & Natural Gas
700	Denbury Resources Inc. *	19,453	0.29%

Drilling Oil & Gas Wells
3,700	Parker Drilling Co. *	30,229	0.45%

Electric & Other Services Combined
6,000	CMS Energy Corp. *	100,200
2,400	Pepco Holdings Inc.	62,424
		162,624	2.44%

Electric Services
15,600	Dynegy Inc. *	112,944
4,100	Energy East Corp.	101,680
1,800	NSTAR	61,848
		276,472	4.14%

Electrical Industrial Apparatus
3,300	Woodward Governor Co.	131,043	1.96%

Electronic Components & Accessories
4,900	AVX Corp.	72,471	1.09%

Engines & Turbines
3,600	Brunswick Corp.	114,840	1.72%

Fabricated Rubber Products
800	Carlisle Companies Inc.	62,800
1,300	West Pharmaceutical Services, Inc.	66,599
		129,399	1.94%

Fire, Marine & Casualty Insurance
400	Alleghany Inc. *	145,440
1,900	Harleysville Group Inc.	66,158
		211,598	3.17%

Food & Kindred Products
4,050	Flowers Foods Inc.	109,309	1.64%

Heavy Construction Other Than Bldg Const - Contractors
200	Foster Wheeler, Ltd. *	11,028	0.17%

Household Furniture
6,000	Tempur Pedic International Inc. *	122,760	1.84%

Industrial Instruments For Measurement, Display, and Control
2,900	Esterline Technologies Corp. *	116,667	1.75%

Insurance Agents, Brokers & Service
3,900	Arthur J Gallagher & Co.	115,245	1.73%

Life Insurance
7,600	Phoenix Companies Inc.	120,764	1.81%

Machine Tools, Metal Cutting Types
1,900	Kennametal Inc.	111,815	1.68%

Magnetic & Optical Recording Media
2,200	Imation Corp.	102,146	1.53%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  14

Paradigm Select Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Meat Packing Plants
2,900	Hormel Foods Corp.	$ 108,286	1.62%

Miscellaneous Electrical Machinery, Equipment, & Supplies
2,000	United Industrial Corp.	101,500	1.52%

Miscellaneous Industrial & Commercial Machinery & Equipment
3,300	Curtiss-Wright Corp.	122,364	1.83%

Motor Vehicles Parts & Accessories
3,400	CLARCOR Inc.	114,954
14,900	Visteon Corp. *	126,352
		241,306	3.62%

Newspapers: Publishing or Publishing & Printing
4,900	Journal Communications, Inc.	61,789
1,300	Media General, Inc.	48,321
		110,110	1.65%

Office Furniture
2,400	HNI Corp.	106,584	1.60%

Petroleum Refining
200	Suncor Energy Inc.	15,782	0.24%

Plastic Materials, Synth Resins & Nonvulcan Elastomers
1,800	Rogers Corp. *	106,470	1.60%

Plastics Products
1,800	AptarGroup Inc.	106,272	1.59%

Prefabricated Metal Buildings & Components
1,000	NCI Building Systems Inc. *	51,750	0.78%

Radiotelephone Communications
4,300	USA Mobility Inc.	96,191
2,400	Telephone & Data Systems Inc. *	119,040
		215,231	3.22%

Railroad, Line-Haul Operating
3,900	Kansas City Southern *	113,022	1.69%

Retail - Catalog & Mail-Order Houses
1,700	CDW Corp.	119,544	1.79%

Retail - Department Stores
3,200	Dillard's Inc.	111,904	1.68%

Retail - Shoe Stores
3,900	Payless Shoesource Inc. *	127,998	1.92%

Security Brokers, Dealers & Flotation Companies
500	Calamos Asset Management Inc.	13,415	0.20%

Semiconductors & Related Devices
3,400	Cabot Microelectronics Corp. *	115,396	1.73%

Services - Advertising Agencies
1,300	Catalina Marketing Corp.	35,750	0.54%

Services - Business Services
1,700	Moneygram International Inc.	53,312
6,900	Premiere Global Services Inc.*	65,136
		118,448	1.77%

Services - Computer Integrated Systems Design
5,500	Convergys Corp. *	130,790
4,000	Tyler Technologies Inc. *	56,240
		187,030	2.80%

Services - Equipment Rental & Leasing, NEC
3,900	Rent-A-Center Inc. *	115,089	1.72%

Services - Help Supply Services
6,400	Labor Ready Inc. *	117,312	1.76%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  15

Paradigm Select Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Services - Hospitals
2,200	Magellan Health Services Inc. *	$ 95,084	1.42%

Services - Personal Services
3,500	Jackson Hewitt Tax Service Inc.	118,895	1.78%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
2,700	Church & Dwight Co., Inc.	115,155	1.73%

Special Industry Machinery (No Metalworking Machinery)
3,600	Pentair Inc.	113,040	1.69%

Special Industry Machinery
2,300	Varian Semiconductor Equipment Associates Inc. *	104,696	1.57%

Steel Works, Blast Furnaces & Rolling Mills
4,500	Commercial Metals Co.	116,100	1.74%

Sugar & Confectionery Products
3,427	Tootsie Roll Industries Inc.	112,063	1.68%

Telephone Communications
2,300	Centurytel Inc.	100,418	1.50%

Wholesale - Electronic Parts & Equipment
4,900	Avnet Inc. *	125,097	1.87%

Total for Common Stock (Cost $5,145,845)		$ 5,903,364	88.46%

Cash Equivalents
748,450	SEI Daily Income Treasury Government CL B 4.82% **	748,450	11.21%
	(Cost $748,450)

Total Investment Securities		6,651,814	99.67%
	(Cost $5,894,295)

Other Assets in Excess of Liabilities		22,190	0.33%

Net Assets		$ 6,674,004	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; the rate shown was the rate at

December 31, 2006.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  16

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Arrangement of Transportation of Freight & Cargo
3,800	EGL Inc. *	$ 113,164	3.04%

Business Software &Services
7,300	Aspen Technology Inc. *	80,446	2.16%

Computer Communications Equipment
19,800	Adaptec Inc. *	92,268	2.48%

Crude Petroleum & Natural Gas
1,800	Unit Corp. *	87,210	2.35%

In Vitro & In Vivo Diagnostic Substances
10,900	Trinity Biotech plc *	93,413	2.51%

Laboratory Analytical Instruments
7,200	PerkinElmer Inc.	160,056	4.30%

Mining & Quarrying of Nonmetallic Minerals (No Fuels)
3,500	Amcol International Corp.	97,090	2.61%

Miscellaneous Food Preparation & Kindred Products
1,500	Green Mountain Coffee Roasters Inc. *	73,845	1.99%

National Commercial Banks
3,000	First Midwest Bancorp Inc.	116,040	3.12%

Oil & Gas Field Machinery & Equipment
1,200	Hydril Co. *	90,228	2.43%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
5,600	American Medical Systems Holdings Inc. *	103,712
3,000	Respironics Inc. *	113,250
		216,962	5.83%

Pharmaceutical Preparations
4,700	K V Pharmaceutical Co. *	111,766
4,000	Sciele Pharma Inc. *	96,000
		207,766	5.59%

Radio & TV Broadcasting & Communications Equipment
1,900	Comtech Telecommunications Corp. *	72,333
5,200	ViaSat Inc. *	155,012
		227,345	6.11%

Real Estate Investment Trusts
7,800	Highland Hospitality Corp.	111,150	2.99%

Retail - Miscellaneous Shopping
4,500	Big 5 Sporting Goods Corp.	109,890	2.95%

Retail - Retail Stores
2,400	Petsmart Inc.	69,264	1.86%

Retail - Shoe Stores
4,500	Foot Locker Inc.	98,685	2.65%

Retail - Variety Stores
2,500	BJ's Wholesale Club Inc. *	77,775	2.09%

Search, Detection, Navagation, Guidance, Aeronautical Systems
2,200	FLIR Systems Inc. *	70,026	1.88%

Services - Commercial Physical & Biological Research
3,300	PRA International *	83,391	2.24%

Services - Computer Integrated Systems Design
9,300	Radiant Systems Inc. *	97,092	2.61%

Services-Computer Processing & Data Preparation
4,400	Per-Se Technologies Inc. *	122,232	3.29%

Services - Motion Picture Theaters
4,700	Regal Entertainment Group	100,204	2.69%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  17

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Service - Prepackaged Software
12,900	Epicor Software Corp. *	$ 174,279
3,100	Hyperion Solutions Corp. *	111,414
16,600	Indus International Inc. *	62,914
10,200	Parametric Technology Corp. *	183,804
2,200	Transaction Systems Architects Inc. *	71,654
		$ 604,065	16.25%

Surgical & Medical Instruments & Apparatus
2,400	Orthofix International NV *	120,000	3.24%

Wholesale - Drugs, Proprietaries & Druggists' Sundries
5,300	Axcan Pharma Inc. *	75,472	2.03%

Total for Common Stock (Cost $3,010,187)		$ 3,395,079	91.29%

CLOSED-END INVESTMENT COMPANY
4,500	MCG Capital Corporation	91,440	2.46%
	(Cost $66,914)

Cash Equivalents
508,276	SEI Daily Income Treasury Government CL B 4.82% **	508,276	13.67%
	(Cost $508,276)

Total Investment Securities		3,994,795	107.42%
	(Cost $3,585,377)

Liabilities In Excess of Other Assets		(275,968)	-7.42%

Net Assets		$ 3,718,827	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; the rate shown was the rate at

December 31, 2006.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  18

Paradigm Funds

Statement of Assets and Liabilities	Value	Select	Opportunity
December 31, 2006	Fund	Fund	Fund

Assets:
Investment Securities at Market Value*	$56,466,169	$ 6,651,814	$ 3,994,795

Cash	102,510	-	-
Deposit at Brokers	944,955	-	-
Dividend Receivable	24,432	2,524	5,443
Interest Receivable	24,355	3,127	2,190
Receivable for Fund Shares Sold	662,577	25,000	0
Total Assets	58,224,998	6,682,465	4,002,428
Liabilities:
Securities Sold Short, at Market Value (Proceeds - $912,409)	939,150	-	-
Payable to Advisor	92,155	8,461	4,730
Payable for Dividends	54,332	-	-
Payable for Fund Shares Redeemed	134,717	-	-
Payable for Securities Purchased	261,726	-	278,871
Total Liabilities	1,482,080	8,461	283,601
Net Assets	$56,742,918	$ 6,674,004	$ 3,718,827
Net Assets Consist of:
Paid In Capital	$47,098,735	$ 5,923,326	$ 3,312,254
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(100,849)	(6,841)	(2,845)
Unrealized Appreciation in Value
of Investments Based on Cost - Net	9,745,032	757,519	409,418
Net Assets	$56,742,918	$ 6,674,004	$ 3,718,827

Net Asset Value and Offering Price (Note 2)	$ 48.55	$ 26.48	$ 23.21

* Investments at Identified Cost	$46,694,396	$ 5,894,295	$ 3,585,377

Shares Outstanding (Unlimited number of shares	1,168,639	252,005	160,210
authorized without par value)

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$ 294,279	$ 34,274	$ 29,620
Interest	108,360	10,919	15,047
Total Investment Income	402,639	45,193	44,667
Expenses:
Investment Advisor Fees	798,258	56,561	67,790
Dividend Expense on Securities Sold Short	2,678	-	-
Interest Expense	8,750	-	-
Total Expenses	809,686	56,561	67,790
Less: Expenses Waived	-	-	(16,947)
Net Expenses	809,686	56,561	50,843

Net Investment Loss	(407,047)	(11,368)	(6,176)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	3,158,617	187,917	89,363
Net Realized Gain on Short Positions	46,670	-	-
Net Change in Unrealized Appreciation/Depreciation on Investments	4,005,680	573,918	293,121
Net Change in Unrealized Appreciation on Short Positions	(63,366)	-	-
Net Realized and Unrealized Gain on Investments	7,147,601	761,835	382,484

Net Increase in Net Assets from Operations	$ 6,740,554	$ 750,467	$ 376,308

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  19

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2006	1/1/2005	1/1/2006	1/1/2005*
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2006	12/31/2005
From Operations:
Net Investment Income (Loss)	$ (407,047)	$ (198,525)	$ (11,368)	$ (6,182)
Net Realized Gain on Investments and Short Positions	3,205,287	1,208,085	187,917	985
Change in Net Unrealized Appreciation	3,942,314	2,649,198	573,918	183,601
Increase in Net Assets from Operations	6,740,554	3,658,758	750,467	178,404
From Distributions to Shareholders:
Net Investment Income	-	-	-	-
Net Realized Gain from Security Transactions	(2,842,085)	(1,056,140)	(168,833)	(9,211)
Total Distributions to Shareholders	(2,842,085)	(1,056,140)	(168,833)	(9,211)
From Capital Share Transactions:
Proceeds From Sale of Shares	37,434,212	9,866,980	3,551,778	2,749,506
Proceeds from Redemption Fees (Note 2)	11,050	-	-	-
Shares Issued on Reinvestment of Dividends	2,787,753	1,025,297	168,833	9,211
Cost of Shares Redeemed	(11,390,456)	(4,021,340)	(149,198)	(406,953)
Net Increase from Shareholder Activity	28,842,559	6,870,937	3,571,413	2,351,764

Net Increase in Net Assets	32,741,028	9,473,555	4,153,047	2,520,957

Net Assets at Beginning of Period	24,001,890	14,528,335	2,520,957	-

Net Assets at End of Period	$56,742,918	$24,001,890	$ 6,674,004	$ 2,520,957

Accumulated Undistributed Net Investment Income	$ -	$ -	$ -	$ -

Share Transactions:
Issued	797,945	245,658	138,973	131,401
Reinvested	57,420	23,823	6,376	410
Redeemed	(246,214)	(97,330)	(6,218)	(18,937)
Net Increase in Shares	609,151	172,151	139,131	112,874
Shares Outstanding Beginning of Period	559,488	387,337	112,874	-
Shares Outstanding End of Period	1,168,639	559,488	252,005	112,874

*Commencement of operations.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  20

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund

	1/1/2006	1/1/2005*
	to	to
	12/31/2006	12/31/2005
From Operations:
Net Investment Income (Loss)	$ (6,176)	$ 3,609
Net Realized Gain on Investments and Short Positions	89,363	27,181
Change in Net Unrealized Appreciation	293,121	116,297
Increase in Net Assets from Operations	376,308	147,087
From Distributions to Shareholders:
Net Investment Income	-	(3,538)
Net Realized Gain from Security Transactions	(85,969)	(27,166)
Total Distributions to Shareholders	(85,969)	(30,704)
From Capital Share Transactions:
Proceeds From Sale of Shares	59,941	3,147,652
Proceeds from Redemption Fees (Note 2)	-	-
Shares Issued on Reinvestment of Dividends	85,969	30,704
Cost of Shares Redeemed	(5,980)	(6,181)
Net Increase from Shareholder Activity	139,930	3,172,175

Net Increase in Net Assets	430,269	3,288,558

Net Assets at Beginning of Period	3,288,558	-

Net Assets at End of Period	$ 3,718,827	$ 3,288,558

Accumulated Undistributed Net Investment Income	$ -	$ -

Share Transactions:
Issued	2,576	153,082
Reinvested	3,704	1,435
Redeemed	(269)	(318)
Net Increase in Shares	6,011	154,199
Shares Outstanding Beginning of Period	154,199	-
Shares Outstanding End of Period	160,210	154,199

*Commencement of operations.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  21

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding throughout the period:	1/1/2006	1/1/2005	1/1/2004	1/1/2003 *
	to	to	to	to
	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Net Asset Value - Beginning of Period	$ 42.90	$ 37.51	$ 28.83	$ 20.00
Net Investment Loss **	(0.47)	(0.40)	(0.44)	(0.33)
Net Gains on Securities (realized and unrealized)	8.69	7.75	9.69	12.52
Total from Investment Operations	8.22	7.35	9.25	12.19

Distributions (From Net Investment Income)	-	-	-	-
Distributions (From Capital Gains)	(2.58)	(1.96)	(0.57)	(3.36)
Total Distributions	(2.58)	(1.96)	(0.57)	(3.36)
Proceeds from Redemption Fee (Note 2)	0.01	-	-	-

Net Asset Value - End of Period	$ 48.55	$ 42.90	$ 37.51	$ 28.83
Total Return ***	19.19%	19.61%	32.09%	60.89%

Ratios/Supplemental Data
Net Assets - End of Period	$56,742,918	$24,001,890	$14,528,335	$4,212,913

Ratio of Expenses to Average Net Assets,
Excluding Dividends on Securities Sold Short
and Interest Expense	2.00%	2.00%	1.99%	2.00%
Ratio of Dividend Expense on Securities Sold Short
and Interest Expense to Average Net Assets	0.02%	0.06%	0.04%	-
Ratio of Expenses to Average Net Assets	2.02%	2.06%	2.03%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-1.02%	-0.98%	-1.34%	-1.28%

Portfolio Turnover Rate	69.95%	67.39%	91.66%	138.81%

* Commencement of operations.
** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends.
Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  22

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2006	1/1/2005*
	to	to
	12/31/2006	12/31/2005

Net Asset Value - Beginning of Period	$ 22.33	$ 20.00
Net Investment Loss **	(0.08)	(0.08)
Net Gains on Securities (realized and unrealized)	4.92	2.49
Total from Investment Operations	4.84	2.41

Distributions (From Net Investment Income)	-	-
Distributions (From Capital Gains)	(0.69)	(0.08)
Total Distributions	(0.69)	(0.08)
Proceeds from Redemption Fee (Note 2)	-	-

Net Asset Value - End of Period	$ 26.48	$ 22.33
Total Return ***	21.67%	12.06%

Ratios/Supplemental Data
Net Assets - End of Period	$ 6,674,004	$ 2,520,957

Ratio of Expenses to Average Net Assets	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-0.30%	-0.36%

Portfolio Turnover Rate	72.15%	68.56%

* Commencement of operations.
** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends.
Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  23

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding throughout the period:	1/1/2006	1/1/2005*
	to	to
	12/31/2006	12/31/2005

Net Asset Value - Beginning of Period	$ 21.33	$ 20.00
Net Investment Income (Loss) **	(0.04)	0.04
Net Gains (Loss) on Securities (realized and unrealized)	2.47	1.49
Total from Investment Operations	2.43	1.53

Distributions (From Net Investment Income)	0.00	(0.02)
Distributions (From Capital Gains)	(0.55)	(0.18)
Total Distributions	(0.55)	(0.20)
Proceeds from Redemption Fee (Note 2)	-	-

Net Asset Value - End of Period	$ 23.21	$ 21.33
Total Return ***	11.39%	7.65%

Ratios/Supplemental Data
Net Assets - End of Period	$ 3,718,827	$ 3,288,558

Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.68%	-0.11%
After Reimbursement
Ratio of Expenses to Average Net Assets ****	1.50%	1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	-0.18%	0.21%

Portfolio Turnover Rate	122.62%	129.06%

* Commencement of operations.
** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends.
Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
**** Such percentages reflect an expense waiver by the Advisor.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  24

NOTES TO FINANCIAL STATEMENTS

PARADIGM FUNDS

December 31, 2006

1.) ORGANIZATION

The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Advisor to Value, Opportunity and Select (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities that are traded on any exchange, including the NASDAQ, are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  Management has determined it will not have an effect on the financial statements.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Funds use the specific identification basis in computing gain or loss on sale of investment securities.  Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

2006 Annual Report  25

Notes to the Financial Statements - continued

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Funds’ assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the year ended December 31, 2006 proceeds from redemption fees were $11,050, $0 and $0 for Value, Select and Opportunity, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. At December 31, 2006, deposits at brokers of $944,955 is restricted and is being held as collateral on short positions.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.  For the fiscal year ended December 31, 2006 net investment loss of $407,047, $11,368 and $6,176 was reclassified to accumulated undistributed net realized gains for Value, Select and Opportunity, respectively.

3.) INVESTMENT ADVISORY AGREEMENT

Each of the Funds have investment advisory agreements (the "Management Agreements") with the Advisor.  Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds.  The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  For its services, the Advisor receives an annual investment management fee of 2.00% of the average daily net assets from both Value and Opportunity; and 1.50% of the average daily net assets from Select.  As a result of the above calculation, for the year ended December 31, 2006, the Advisor earned management fees totaling $798,258, $67,790 (before the wavier described below) and $56,561 for Value, Opportunity and Select, respectively.  At December 31, 2006, $92,155, $4,730 and $8,461 was due to the Advisor from Value, Opportunity and Select, respectively.  The Advisor has agreed to waive management fees and/or reimburse Opportunity to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its daily net assets through May 1, 2007.  A total of $16,947 was waived for the year ended December 31, 2006.  The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America.

2006 Annual Report  26

Notes to the Financial Statements - continued

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust.  These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 for each meeting attended for the year ended December 31, 2006 for the Trust. Under the Management Agreements, the Advisor pays these fees.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

On August 11, 2006 the Board of Trustees considered the continuance of the Management Agreements. In renewing the Management Agreements, the Board of Trustees received material from the Advisor (the "Report") addressing the following factors: (i) the investment performance of the Funds and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the funds;  (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Funds, the Report included information regarding the performance of each Fund compared to a group of funds of similar size, style and objective where fees and expenses had not been completely waived by the adviser to the funds (the "Peer Group"), as well as a larger group of funds categorized by Morningstar as small cap funds. The report also included comparative performance information for major indexes and other accounts managed by the Advisor. The Trustees noted that Value continued to perform well in relation to its benchmark and its peers.  In regards to Select, the Trustees noted that the Fund continued to perform well, outperforming  its Peer Group's returns.  The report also indicated that Select outperformed its benchmark, the Russell 2000 Index, with regards to return since inception and year-to-date return.  In regards to Opportunity, the Trustees noted that the Fund's performance did not fare as well as the other Funds, lagging its Peer Group's year-to-date returns and total 12 month returns. The report also indicated that Opportunity’s performance lagged behind that of the Russell 2000 Value Index.  However, the Trustees acknowledged that there was a new portfolio manager hired at the end of 2005.  In addition, the Trustees recognized that Opportunity’s performance was improving.  The Trustees concluded that each Fund's performance was either consistent with or above performance expectations.

As for the nature, extent and quality of the services provided by the Advisor, the Trustees analyzed the Advisor's experience and capabilities.  The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV, and the Code of Ethics certifications. They summarized the information provided to the Board regarding matters such as the Advisor's financial condition and investment personnel of the Advisor.  They also discussed the portfolio managers' backgrounds and investment management experience.  Furthermore, they reviewed the Advisor's financial information and discussed the firm's ability to meet its obligations under the Agreements.  The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, and that the quality of services was acceptable.  The Trustees also concluded that the Advisor has the resources to provide quality advisory services to the Funds.

As to the costs of the services to be provided, the Board reviewed the fees under the Agreements compared to the Peer Groups.  The report indicated each of the Funds’ expense ratios was either within the range of its peers or lower.  The report also included information regarding fees charged to other clients of the Advisor.  They concluded that the advisory fees were reasonable, and that the shareholders were receiving value for the fees being paid.  The Board also reviewed a profit and loss analysis prepared by the Advisor that detailed the expenses paid by the Advisor on behalf of each Fund, and the total revenue derived by the Advisor from the Funds. The Trustees noted that the Advisor did not utilize the affiliated broker and received no soft dollar benefits.  The Trustees concluded that the Advisor was not overly profitable, and that an in depth discussion regarding economies of scale would be premature based on the current size of the Funds.  It was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreements would be in the best interests of the Funds and their shareholders.

2006 Annual Report  27

Notes to the Financial Statements – continued

5.) INVESTMENTS

For the year ended December 31, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

                                                               Value                     Select                Opportunity

Purchases

        $48,000,180

                $5,373,950

          $4,463,566

Sales

        $26,481,959

                $2,645,152

          $3,763,367

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at December 31, 2006 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

                                                                          Value                      Select                Opportunity

Cost of Investments

         $46,795,245

                 $5,901,136

           $3,588,222

Proceeds from Short Investments

                         $912,409

                                         $0

                                   $0

Gross Unrealized Appreciation

                      $9,920,322

                   $772,168

              $437,416

Gross Unrealized Depreciation

                        ($276,139)

                    ($21,490)

                           ($30,843)

Net Unrealized Appreciation

     on Investments

                                  $9,644,183

                   $750,678

              $406,573

6.) CAPITAL SHARES

At December 31, 2006, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds:

                                                                         Value                     Select                  Opportunity

Shares Issued

    and outstanding

                                  1,168,639

                  252,005

                         160,210

Paid in Capital

                                           $47,098,735

              $5,923,236

                    $3,312,254

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2006, Charles Schwab & Co., Inc. held through an omnibus account, in aggregate, 35.68% of Value, and therefore  may be deemed to control the Fund. Candace King Weir held, in aggregate, 94.15% of Opportunity, and therefore may be deemed to control the Fund.  Also, Bruce Barth held, in aggregate, 40.00% of Select, and therefore may be deemed to control the Fund.

8.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years 2006 and 2005 were as follows:

                                                       Fiscal Year Ended          Fiscal Year Ended

                                                      December 31, 2006         December 31, 2005

PARADIGM VALUE FUND

Ordinary Income

                      $            -0-

                                   $            -0-

Short-term Capital Gain

                                                      32,020

                               90,235

Long-term Capital Gain

                                                  2,810,065

                             965,905

                                                $2,842,085

                         $1,056,140

PARADIGM SELECT FUND

Ordinary Income

                      $        -0-

                        $        -0-

Short-term Capital Gain

                          51,457

                  9,211

Long-term Capital Gain

            117,376

                                  -0-

                      $168,833

                        $    9,211

PARADIGM OPPORTUNITY FUND

Ordinary Income

                      $        -0-

                        $   3,538

Short-term Capital Gain                                                    72,635

               27,166

Long-term Capital Gain

                                                  13,334

                     -0-

$85,969

                       $  30,704

2006 Annual Report  28

Notes to the Financial Statements – continued

As of December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Value

Select

Opportunity

Undistributed ordinary

income/(accumulated losses)

    $           -0-

       $         -0-

                $         -0-

Undistributed long-term capital

gain/(accumulated losses)

                             -0-

                              -0-

                                       -0-

Unrealized appreciation/(depreciation)

                   9,644,183

          750,678

                   406,573

                 $9,644,183

        $750,678

                 $406,573

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES

(Unaudited)

Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.paradigm-funds.com.  For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2006 Annual Report  29

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund and Paradigm Select Fund consist solely of management fees.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent.  IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested in the Funds on June 30, 2006 and held through December 31, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period.  Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds.  In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND

                                                                Expenses Paid

                                                                    Beginning                     Ending                     During the Period*

                                                                 Account Value           Account Value                June 30, 2006 to

                                                                 June 30, 2006        December 31, 2006           December 31, 2006

Actual                                   $1,000.00                  $1,122.07                           $10.80

Hypothetical                          $1,000.00                  $1,015.02                           $10.26

                        (5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 2.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND

                                                                Expenses Paid

                                                                    Beginning                     Ending                     During the Period*

                                                                 Account Value           Account Value                June 30, 2006 to

                                                                 June 30, 2006        December 31, 2006           December 31, 2006

Actual                                   $1,000.00                  $1,121.34                             $8.02

Hypothetical                          $1,000.00                  $1,017.64                             $7.63

                        (5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM OPPORTUNITY FUND

                                                                Expenses Paid

                                                                    Beginning                     Ending                     During the Period*

                                                                 Account Value           Account Value                June 30, 2006 to

                                                                 June 30, 2006        December 31, 2006           December 31, 2006

Actual                                   $1,000.00                  $1,145.03                             $8.11

Hypothetical                          $1,000.00                  $1,017.64                             $7.63

                        (5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2006 Annual Report  30

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenfund.com

To The Shareholders and

Board of Trustees

Paradigm Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of  Paradigm Funds (the "Funds"), comprising the Paradigm Value Fund, Paradigm Select Fund, and Paradigm Opportunity Fund, as of December 31, 2006, and the related statements of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods then ended for the Paradigm Value Fund, and for each of the two periods then ended for the Paradigm Select Fund and Paradigm Opportunity Fund.  These financial statements and financial highlights are the responsibility of Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for the periods indicated prior to December 31, 2004 were audited by another independent accounting firm who expressed an unqualified opinion on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Funds' custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Paradigm Funds, as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three periods then ended for the Paradigm Value Fund and for each of the two periods then ended for the Paradigm Select Fund and Paradigm Opportunity Fund, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

February 9, 2007

2006 Annual Report  31

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2006 Annual Report  32

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2006 Annual Report  33

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.  The Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by a “2”.

Interested Trustees and Officers

Name, Address[1], and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Candace King Weir[2], (1944)	President and Trustee	Indefinite Term, Since 2002	Investment Manager of PCM Ventures International, LLC (November 2001 - current) and PCM Ventures II, LLC (June 2003 - current); Investment Manager and principal of PCM Ventures LLC (January 1997 - current); Director and President of Paradigm Capital Management, Inc. (1993 - current); Director and President of C.L. King & Associates, a registered broker dealer (1972 - current); CEO, Portfolio Manager and Member of PCM Advisors LLC (December 2004 - current). CEO and Member of Paradigm Funds Advisor LLC (July 2005 - current).	3	None
Charles J. DiVencenzo, Jr. (1960)	Secretary	Indefinite Term, Since 2006

Senior Vice President and Chief Operating Officer of Paradigm Capital Management, Inc. (January 2006 - current); Vice President of The Hartford (Investment Products Division) (April 1998 - January 2006).

				NA	NA
John V. Gulick (1952)	Chief Compliance Officer	Indefinite Term, Since 2006	Compliance Officer of Paradigm Capital Management, Inc. (April 2005 - current); Senior Compliance Analyst of GE Asset Management, Inc. (February 2001 - March 2005).	NA	NA
Robert A. Benton, (1954)	Treasurer and Chief Financial Officer	Indefinite Term, Since 2002

Senior Vice President and Chief Financial Officer of C.L. King & Associates, a registered broker dealer (February 2001 - current); Senior Vice President and Chief Financial Officer of Paradigm Capital Management, Inc. (February 2001 - March 2004).

				NA	NA

Independent Trustees

Name, Address[1], and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Carl A. Florio, CPA[3], (1948)	Independent Trustee	Indefinite Term, Since 2005	Eastern Regional President of First Niagara Bank (2005 - current); President and Chief Executive Officer of Hudson River Bank & Trust Company (1996 - 2005).	3	Director, Amer. Bio Medica; Director, Hudson River Bank & Trust Co. Foundation
Lewis Golub[4], (1931)	Independent Trustee	Indefinite Term, Since 2002	Chairman of the Board, Golub Corporation - DBA Price Chopper Supermarkets (1950 - current).	3	Director, Racemark Int’l; Director, TaylorMade Inc.; Director, DOT Foods, Inc.
Anthony J. Mashuta, (1956)	Independent Trustee	Indefinite Term, Since 2004	President and Chairman of the Board of Cool Insuring Agency, Inc. (1988 - current).	3	Director, Proctor’s Theatre

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC.

3 Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 Lewis Golub is a limited partner in PCM Partners, LP II.  As of December 31, 2006  he owned 0.80%% of the PCM Partners, LP II partnership, the value of which was $2.3 million.  Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Fund’s Trustees and may be obtained without charge  by calling 1-800-239-0732.

Board of Trustees

Carl A. Florio

Lewis Golub

Candace King Weir

Anthony Mashuta

Investment Advisor

Paradigm Funds Advisor LLC

Nine Elk Street

Albany, NY 12207-1002

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Dr., Suite 400

Broadview Hts., OH 44147

Fund Administrator

Premier Fund Solutions, Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

(FKA Cohen McCurdy Ltd.)

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145-1524

This report is provided for the general information of the shareholders of the Paradigm Funds.  This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Carl A. Florio is an audit committee financial expert. Mr. Florio is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/06	FYE 12/31/05
Audit Fees	$25,925	$22,500
Audit-Related Fees	$0	$675
Tax Fees	$7,350	$6,050
All Other Fees	$2,150	$2,360

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 12/31/06	FYE 12/31/05
Registrant	$9,500	$8,420
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By : /s/ Candace King Weir

Candace King Weir

President

Date:               3-9-2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Candace King Weir

Candace King Weir

President

Date:               3-9-2007

By : /s/ Robert A. Benton

Robert A. Benton

Chief Financial Officer

Date:               3-7-2007